EXHIBIT 10.1

                               EIGHTH AMENDMENT TO
               AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

                  This Eighth Amendment, dated as of March 10, 1997, is made by and between DAKOTAH, INCORPORATED, a South Dakota corporation (the "Borrower"), and NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    Recitals

                  The Borrower and the Lender have entered into an Amended and Restated Credit and Security Agreement dated as of August 17, 1995, as amended by a First Amendment to Amended and Restated Credit and Security Agreement dated as of October 5, 1995, a Second Amendment to Amended and Restated Credit and Security Agreement dated as of November 15, 1995, a Third Amendment to Amended and Restated Credit and Security Agreement dated as of March 15, 1996, a Fourth Amendment to Amended and Restated Credit and Security Agreement dated as of June 14, 1996, a Fifth Amendment to Amended and Restated Credit and Security Agreement dated as of July 11, 1996, a Sixth Amendment to Amended and Restated Credit and Security Agreement dated as of September 11, 1996, and a Seventh Amendment to Amended and Restated Credit and Security Agreement dated as of January 17, 1997 (as so amended, the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

                  The loan advances under the Credit Agreement are evidenced by the Borrower's Second Replacement Revolving Note dated as of July 11, 1996, in the maximum principal amount of $9,000,000 and payable to the order of the Lender, and the Borrower's demand promissory note dated as of October 5, 1995, in the maximum principal amount of $1,000,000 and payable to the order of the Lender.

                  The Borrower has requested that the Lender, in its sole discretion, increase the Inventory Cap for a temporary period. The Lender is willing to grant the Borrower's request subject to the terms of this Eighth Amendment.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

                   1. Defined Terms. Capitalized terms used in this Eighth Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein. In addition, Section 1.1 of the Credit Agreement is amended by adding or amending, as the case may be, the following definitions:

                  "'Inventory Cap' means, during the calendar months of each fiscal year described below, the amount set forth opposite such calendar month:


-------------------------- ------------------------- ---------------------------
          Month                     Amount                     Amount
          -----                     ------                     ------
                                     1997                1998 and each year
                                     ----                ------------------
                                                              thereafter
-------------------------- ------------------------- ---------------------------
          March                   $2,300,000                  $1,500,000
-------------------------- ------------------------- ---------------------------
          April                   $2,500,000                  $2,500,000
-------------------------- ------------------------- ---------------------------
           May                    $4,000,000                  $4,000,000
-------------------------- ------------------------- ---------------------------
  June, July and August           $4,500,000                  $4,500,000
-------------------------- ------------------------- ---------------------------
   September, October,            $4,000,000                  $4,000,000
       and November
-------------------------- ------------------------- ---------------------------
         December                 $2,000,000                  $2,000,000
-------------------------- ------------------------- ---------------------------

                  "'Eighth Amendment' means that certain Eighth Amendment to Amended and Restated Credit and Security Agreement dated as of March 10, 1997."

                  2. No Other Changes. Except as explicitly amended by this Eighth Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

                  3. Amendment Fee. The Borrower agrees to pay the Lender as of the date hereof a fully earned, non-refundable fee in the amount of $1,000 in consideration of the execution by the Lender of this Eighth Amendment.

                  4. Conditions Precedent. This Amendment shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

                  (a) Consent of the Participant.

                  (b) A Certificate of the Secretary of the Borrower certifying as to (1) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Eighth Amendment, (2) the fact that the Articles of Incorporation and Bylaws of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate of Authority of the Borrower's Secretary dated as of August 17, 1995 (the "Certificate of Authority") in connection with the execution and delivery of the Credit Agreement continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (3) certifying that the officers and agents of the Borrower who have been certified to the Lender, pursuant to the Certificate of Authority, as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Eighth Amendment and all other documents, agreements and certificates on behalf of the Borrower.

                  (c)     Payment of the fee described in paragraph 3.

                  (d)     Such other matters as the Lender may require.

                  5. Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

                  (a) The Borrower has all requisite power and authority to execute this Eighth Amendment and to perform all of its obligations hereunder, and this Eighth Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                  (b) The execution, delivery and performance by the Borrower of this Eighth Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                  (c) All of the representations and warranties contained in
         Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

                  6. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in any other Loan Document to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

                  7. No Waiver. The execution of this Eighth Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Eighth Amendment.

                  8. Release. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Eighth Amendment, whether such claims, demands and causes of action are matured or unmatured.

                  9. Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Eighth Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

                  10. Miscellaneous. This Eighth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.


                  IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed as of the date first written above.

                                       DAKOTAH, INCORPORATED


                                       By_______________________________________
                                          Troy Jones, Jr.
                                          Its Chief Executive Officer


                                       NORWEST BUSINESS CREDIT, INC.


                                       By_______________________________________
                                          Warren G. Lindman
                                          Its Assistant Vice President